Note 1 - Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of the Company – Platform Specialty Products Corporation (formerly named “Platform Acquisition Holdings Limited”) is a global, diversified producer of high-technology specialty chemical products and provider of technical services.  Platform was originally incorporated with limited liability under the laws of the British Virgin Islands under the BVI Companies Act on April 23, 2013.  Until the MacDermid Acquisition on October 31, 2013, Platform had neither engaged in any operations nor generated any income.  As such, the Company was considered to be in the development stage as defined in FASB Accounting Standards Codification 915, or FASB ASC 915, “Development Stage Entities,” and was subject to the risks associated with activities of development stage companies.  The Company selected December 31 as its fiscal year end.  All activity through October 31, 2013 was related to the Company’s formation, Initial Public Offering and identification and investigation of prospective target businesses with which to consummate an initial business combination.

On October 31, 2013, we completed the MacDermid Acquisition pursuant to which we indirectly acquired substantially all of the equity of MacDermid Holdings, which, at the time, owned approximately 97% of MacDermid.  As a result, we became a holding company for the MacDermid business.  We acquired the remaining 3% of MacDermid on March 4, 2014, pursuant to the terms of an Exchange Agreement, dated October 25, 2013, between us and the fiduciaries of the 401K Plan.  Concurrently with the closing of the MacDermid Acquisition, we changed our name to “Platform Specialty Products Corporation.”  On January 22, 2014, we completed our Domestication and on January 23, 2014, our common stock, par value $0.01 per share, began trading on the NYSE under the ticker symbol “PAH.”

Business Description – Our business involves the formulation of a broad range of specialty chemicals, created by blending raw materials, through multi-step technological processes or formulating AIs into final agricultural products, which can be easily and safely used by growers in the fields. These specialty chemicals are sold into multiple industries including agrochemical, electronics, graphic arts, metal and plastic plating, and offshore oil production and drilling industries.  We refer to our products as “dynamic chemistries” due to their intricate chemical compositions.  We deliver our products to our customers through our sales and service workforce, regional distributors, as well as manufacturing representatives.  The financial statements and information included herein represent Platform as of December 31, 2014 and 2013 and for the year ended December 31, 2014 and the period from April 23, 2013 (inception) through December 31, 2013, and MacDermid for the ten month period ended October 31, 2013 and the year ended December 31, 2012, which was prior to the consummation of the MacDermid Acquisition.

Principles of Consolidation – The accompanying consolidated financial statements include the accounts of the Successor or the Predecessor, as applicable, and all of its majority-owned domestic and foreign subsidiaries.  All intercompany accounts and transactions were eliminated in consolidation.

Use of Estimates – In preparing the consolidated financial statements in conformity with U.S. GAAP, company management must undertake decisions that impact the reported amounts and related disclosures.  Such decisions include the selection of the appropriate accounting principles to be applied and assumptions upon which accounting estimates are based.  The Company applies judgment based on its understanding and analysis of the relevant circumstances to reach these decisions.  By their nature, these judgments are subject to an inherent degree of uncertainty.  Accordingly, actual results could differ significantly from the estimates applied.  Significant items subject to such estimates and assumptions include: the useful lives of fixed assets, allowances for doubtful accounts and sales returns, deferred tax asset valuation allowances, inventory valuation, stock-based compensation, liabilities for employee benefit obligations, environmental liabilities, income tax uncertainties, valuation of goodwill, acquisition-related contingent consideration, as discussed in Note 2 below, and other contingencies.

Cash and Cash Equivalents – The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

The Company is required to maintain cash deposits with certain banks with respect to contractual obligations related to our acquisition activity.  As of December 31, 2014, $600 million of cash was restricted related to the Arysta Acquisition.  As of December 31, 2013, the Company was not required to maintain any restricted cash deposits.

Credit Risk Management – The Company’s products are sold primarily to customers in the agricultural, automotive, oil, electronic and printing industries.  We are exposed to certain collection risks which are subject to a variety of factors, including economic and technological change within these industries.  As is common industry practice, the Company generally does not require collateral or other security as a condition of sale, rather relying on credit approval, balance limitation and monitoring procedures to control credit risk on trade accounts receivable.  The Company establishes reserves against estimated uncollectible amounts based on historical experience and specific knowledge regarding customers’ ability to pay.

Derivatives – The Company operates internationally, with manufacturing and sales facilities in various locations around the world, and uses certain financial instruments to manage its foreign currency exposures.  To qualify a derivative as a hedge at inception and throughout the hedge period, the Company formally documents the nature and relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategies for undertaking various hedge transactions, and the method of assessing hedge effectiveness. Additionally, for hedges of forecasted transactions, the significant characteristics and expected terms of a forecasted transaction are specifically identified, and the likelihood of each forecasted transactions of occurring is deemed probable.  If it is determined that the forecasted transaction will not occur, the gain or loss is recognized in current earnings.  Financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period.  The Company does not engage in trading or other speculative use of financial instruments.

The Company has used and may use forward contracts and options to mitigate its exposure to changes in foreign currency exchange rates on third party and intercompany forecasted transactions.  If hedge accounting is applied, the effective portion of unrealized gains and losses associated with forward contracts and the intrinsic value of option contracts are deferred as a component of other comprehensive income until the underlying hedged transactions are reported in the Company’s Consolidated Statements of Operations.

The Company has also used and may use contracts and options to mitigate its exposure in the precious metals markets.  Such contracts are designated as Normal Purchases, the effects of which are not deferred as components of other comprehensive income.

Inventories – Inventories are stated at the lower of cost or market with cost being determined principally by the first-in/first-out method.  The Company regularly reviews inventories for obsolescence and excess quantities and calculates a reserve based on historical write-offs, customer demand, product evolution, usage rates and quantities of stock on hand.  Inventory in excess of estimated usage requirements is written down to its estimated net realizable value.

Property, Plant and Equipment – Property, plant and equipment are stated at cost less accumulated depreciation.  Equipment under capital lease arrangements is stated at the net present value of minimum lease payments.  The Company records depreciation on a straight-line basis over the estimated useful life of each asset.  Estimated useful lives by asset class are as follows:

Buildings and building improvements (years) -	5	to	20
Machinery, equipment and fixtures (years) -	3	to	15
Computer hardware and software (years) -	3	to	5
Leasehold improvements -	Lesser of useful life or lease life

Maintenance and repair costs are charged directly to expense; renewals and betterments which significantly extend the useful life of the asset are capitalized.  Costs and accumulated depreciation on assets retired or disposed of are removed from the accounts and any resulting gains or losses are recorded to earnings in the period of disposal.

Goodwill and Indefinite-Lived Purchased Intangible Assets – Goodwill represents the excess of the acquisition cost over the fair value of the identifiable net assets of an acquired business.  The Company does not amortize goodwill and other intangible assets that have indefinite useful lives; rather, goodwill and other intangible assets with indefinite lives are tested for impairment.  Goodwill is tested for impairment at the reporting unit level annually, or when events or changes in circumstances indicate that goodwill might be impaired in accordance with ASC 350-20 “Intangibles—Goodwill and Other”.  MacDermid’s annual test for goodwill impairment was historically performed as of April 1.  Our annual impairment testing date for goodwill is October 1.

A two-step impairment test is performed at the reporting unit level.  In the first step of impairment testing, the fair value of each reporting unit is compared to its carrying value.  The fair value of each reporting unit is determined using the income approach based on the present value of discounted future cash flows of those units using the twelve months ended preceding the date of impairment testing.  The cash flows utilized in goodwill impairment testing differ from actual consolidated cash flows due to exclusion of non-recurring charges.  The cash flow model utilized in the goodwill impairment test involves significant judgments related to future growth rates, working capital needs, discount rates and tax rates, among other considerations.  The Company relies on data developed by business unit management as well as macroeconomic data in making these calculations.  The discounted cash flow model utilizes a risk adjusted weighted average cost of capital to discount estimated future cash flows.  Changes in these estimates can impact the present value of the expected cash flow that is used in determining the fair value of a given reporting unit.  If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to that reporting unit, goodwill is not impaired and no further testing is required.  If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, the second step of the impairment test is performed to determine the implied fair value of the reporting unit’s goodwill.  The implied fair value of goodwill is determined by measuring the excess of the estimated fair value of the reporting unit over the estimated fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination.  If the carrying value of the reporting unit’s goodwill exceeds its implied fair value, an impairment charge is recorded equal to the difference.  Platform performed its annual goodwill assessment on October 1, and no goodwill impairment charges were recorded for the year ended December 31, 2014.

However, in performing the first step of the goodwill impairment test for the year ended December 31, 2014, the excess of the fair value of the Offshore and ASF Americas reporting units over their carrying values were 7.6% and 11.1% respectively.  Goodwill assigned to the Offshore and ASF Americas reporting units totaled $364 million and $78.3 million, respectively.  We determine the fair value of these reporting units as follows:

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Valuation Techniques - we use discounted cash flow analyses, which require assumptions about short and long-term net cash flows, growth rates, as well as discount rates.  Additionally, we consider guideline company and guideline transaction information, where available, to aid in the valuation of the reporting units.

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Growth Assumptions - Multi-year financial forecasts are developed for each reporting unit by considering several key business drivers such as new business initiatives, client service and retention standards, market share changes, historical performance, and industry and economic trends, among other considerations.  The annual revenue growth rates used in the initial sevenyear period range from (0.7)% to 9% for Offshore and 2.3% to 5.9% for ASF Americas.  The long-term growth rates used in determining the terminal value of the Offshore and ASF Americas reporting units were estimated at 3.5% and 3.0%, respectively based on management's assessment of the minimum expected terminal growth rate of each reporting unit, as well as broader economic considerations such as gross domestic product and inflation.

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Discount Rate Assumptions - Discount rates are estimated based on a Weighted Average Cost of Capital, or WACC.  The WACC combines the required return on equity, based on a Modified Capital Asset Pricing Model, which considers the risk-free interest rate, market risk premium, beta, small stock risk premium and a company specific risk premium, with the cost of debt, based on BBB rated corporate bonds, adjusted using an income tax factor.  The calculation resulted in a WACC rate of 10.5% for both offshore and ASF Americas.

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Estimated Fair Value and Sensitivities - The estimated fair value of each reporting unit is derived from the valuation techniques described above.  The estimated fair value of each reporting unit is analyzed in relation to numerous market and historical factors, including current economic and market conditions, company-specific growth opportunities, and guideline company information.

The estimated fair value of the reporting unit is highly sensitive to changes in these estimates and assumptions; therefore, in some instances, changes in these assumptions could impact whether the fair value of a reporting unit is greater than its carrying value.  We perform sensitivity analyses around these assumptions in order to assess the reasonableness of the assumptions and the resulting estimated fair values.  Based on the sensitivity analysis performed for the Offshore reporting unit, a 1% decrease it the terminal growth rate or a 1% increase in the WACC rate would have resulted in the carrying value of the net assets to exceed their fair value, making it necessary to proceed to the second step of the impairment test.  For ASF Americas, a 1% decrease it the terminal growth rate does not result in the carrying value exceeding their fair value, however, a 1% increase in the WACC rate would have resulted in the carrying value of the net assets to exceed their fair value, making it necessary to proceed to the second step of the impairment test.  Ultimately, if any of these assumptions do not materialize in a manner consistent with the Company’s expectations, including discounts rates, annual revenue growth rates and terminal growth rates, there is risk of impairment to recorded goodwill.

Indefinite-lived intangible assets consist of certain tradenames which are reviewed for potential impairment on an annual basis, or when events or changes in circumstances indicate that indefinite-lived intangible assets might be impaired.  MacDermid’s annual test for indefinite-lived intangible assets impairment was historically performed as of April 1.  Our annual impairment testing date for indefinite-lived intangible assets is October 1.  Indefinite-lived intangible assets are reviewed for impairment by comparing the estimated fair value of the indefinite-lived intangible assets to the carrying value.  The estimated fair value of these intangible assets is determined using the “relief from royalty” approach.  An impairment loss is recognized when the estimated fair value of an indefinite-lived intangible asset is less than the carrying value.

Finite-Lived Intangible Assets – Finite-lived intangible assets are amortized on a straight-line basis over their estimated useful lives, which currently range from eight to 30 years for customer lists,  five to 14 years for developed technology, five to 20 years for tradenames and one to 5 years for non-compete agreements.  The Company evaluates long-lived assets, such as property, plant and equipment and intangible assets with finite lives, for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable.  If circumstances require a long-lived asset group to be tested for possible impairment, the Company first determines if the estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset.  When an impairment is identified, the carrying amount of the asset is reduced to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values.

Asset Retirement Obligations – The Company records the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which they are incurred, if a reasonable estimate of fair value can be made.  Upon initial recognition of a liability, the Company capitalizes the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset.  Over time, the liability is increased for changes in its present value as accretion through interest expense and the capitalized cost is depreciated over the useful life of the related asset.

Employee Benefits – The Company sponsors a variety of employee benefit programs, some of which are non-contributory.  The accounting policies used to account for these plans are as follows:

Retirement – The Company provides non-contributory defined benefit plans to domestic and certain foreign employees.  The projected unit credit actuarial method is used for financial reporting purposes.  The Company recognizes the funded status; the difference between the fair value of the plan assets and the projected benefit obligation (pension plans) or the accumulated postretirement benefit obligation (other postretirement plan) in its Consolidated Balance Sheets. The Company’s funding policy for qualified plans is consistent with federal or other local regulations and customarily equals the amount deductible for federal and local income tax purposes.  Foreign subsidiaries contribute to other plans, which may be administered privately or by government agencies in accordance with local regulations.

Effective January 1, 2014, the Company also provides benefits under the Platform Specialty Products Corporation Employee Savings & 401(k) Plan, or PSP 401(k) Plan, for substantially all domestic employees, which consists of two components: a profit-sharing/ non-elective component funded by the Company as well as a defined contribution 401(k) component.  Under the discretionary profit sharing and/or non-elective component, the Company made a non-elective contribution to the MacDermid, Incorporated Employee Savings and 401(k) Plan of $1.4 million during the first quarter of 2015 for the year ended December 31, 2014.  Under the 401(k) component, on a yearly basis, the Company may determine to make contributions that match some or all of the participants’ contributions and contributed $0.7 million to the plan in 2014.

The Predecessor also provided a defined contribution 401K Plan (401(a), (k) and 501(a)) for substantially all domestic employees, with the ability to make discretionary contributions to the 401K Plan.  Effective with the MacDermid Acquisition on October 31, 2013, this 401K Plan was terminated.  There were no such discretionary contributions made for the Predecessor 2013 and 2012 Periods.

Post-retirement – The Company currently accrues for post-retirement health care benefits for U.S. employees hired prior to April 1, 1997.  The post-retirement health care plan is unfunded.

Financial Instruments – The Company’s financial instruments consist primarily of cash and cash equivalents, restricted cash, accounts receivable, investments, accounts payable, contingent consideration and current and long-term debt.  The Company believes that the carrying value of the cash and cash equivalents, restricted cash, accounts receivable and accounts payable are representative of their respective fair values because of the short maturities of these instruments.  Available for sale equity investments are carried at fair value with net unrealized gains or losses reported as a component of accumulated other comprehensive (loss) income.  See Note 11 for the fair value of the Company’s financial instruments.

Foreign Currency Translation – Primarily all of the Company’s foreign subsidiaries use their local currency as their functional currency.  The assets and liabilities of the Company’s foreign subsidiaries are translated into U.S. Dollars using foreign currency exchange rates prevailing as of the balance sheet dates.  Revenue and expense accounts are translated at weighted-average foreign currency exchange rates for the periods presented.  Cumulative currency translation adjustments are included in other comprehensive income (loss) in the stockholders’ equity section of the Consolidated Balance Sheets.  Net gains and losses from transactions denominated in a currency other than the functional currency of the entity are included in Other (expense) income in the Consolidated Statements of Operations.

Revenue Recognition – The Company recognizes revenue, including freight charged to customers, net of applicable rebates, estimates for sales returns and allowances and discounts, when the earnings process is complete.  This occurs when products are shipped to or received by the customer in accordance with the terms of the agreement, title and risk of loss have been transferred, collectability is probable and pricing is fixed or determinable.  Shipping terms are customarily “FOB shipping point” and do not include right of inspection or acceptance provisions.  Equipment sales arrangements may include right of inspection or acceptance provisions, in which case revenue is deferred until these provisions are satisfied.

Cost of Sales – Cost of sales consists primarily of raw material costs and related purchasing and receiving costs used in the manufacturing process, direct salary and wages and related fringe benefits, packaging costs, shipping and handling costs, plant overhead and other costs associated with the manufacture and distribution of the Company’s products.  For the year ended December 31, 2014, cost of sales included a manufacturer’s profit in inventory adjustment of $35.5 million associated with inventory revaluations related to the MacDermid, Agriphar and CAS Acquisitions, and for the Successor 2013 Period, cost of sales included a manufacturer’s profit in inventory adjustment of $23.9 million related to the MacDermid Acquisition.

Shipping and Handling Costs – Costs related to shipping and handling are recognized as incurred and included in cost of sales in the Consolidated Statements of Operations.

Selling, technical, general and administrative expenses – Selling, technical, general and administrative expenses consist primarily of personnel and travel costs, advertising and marketing expenses, administrative expenses associated with accounting, finance, legal, human resource, amortization of intangible assets, risk management and overhead associated with these functions.

Research and development – Research and development costs, primarily relating to internal salaries, are expensed as incurred.

Income Taxes – The provision for income taxes includes federal, foreign, state and local income taxes currently payable as well as the net change in deferred tax assets and liabilities during the period.  Deferred income taxes are recorded at currently enacted tax rates for temporary differences between the financial reporting and income tax basis of assets and liabilities.  A valuation allowance is assessed and recorded when it is estimated that it becomes more likely that not than the full value of a deferred tax asset may not be realized.  Deferred federal and state income taxes are not provided on the undistributed earnings of certain foreign subsidiaries where management has determined that such earnings have been permanently reinvested.

Stock-based Compensation Plans – The Company accounts for stock-based compensation in accordance with ASC No. 718, “Compensation - Stock Compensation”.  Stock-based compensation expense recognized during the period is based on the value of the portion of share-based awards that are ultimately expected to vest. The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model.  The fair value of restricted stock is determined based on the number of share granted and the closing price of the Company's common stock on the date of grant.  Compensation expense for all share-based payment awards is recognized using the straight-line amortization method over the vesting period.

Earnings (Loss) Per Common Share – Basic earnings (loss) per common share excludes dilution and is computed by dividing net income (loss) by the weighted-average number of common shares outstanding during the period.  Diluted net (loss) income per common share assumes the issuance of all potentially dilutive share equivalents using the if converted or treasury stock method, if the effect is not anti-dilutive.  For stock options, it is assumed that the proceeds will be used to buy back shares.  Such proceeds equal the average unrecognized compensation plus the assumed exercise of weighted average number of options outstanding and windfall tax benefits.  For unvested restricted shares, the assumed proceeds equal the average unrecognized compensation expense plus windfall tax benefits.

New Accounting Standards

Income Statement – Extraordinary and Unusual Items (Subtopic 225-20) - In January 2015, the FASB issued ASU No. 2015-1, “Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items.”  This update eliminates the requirement for entities to identify extraordinary events and transactions, those being both unusual in nature and infrequent in occurrence, and separately classify, present and disclose such items.  The guidance is effective prospectively for fiscal years and interim periods beginning after December 15, 2015, but entities may apply the guidance retrospectively to all prior periods presented in the financial statements.  The Company does not expect this ASU to have a material impact on its financial statements.

Derivatives and Hedging (Topic 815) - In November 2014, the FASB issued ASU No. 2014-16, “Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity (a consensus of the FASB Emerging Issues Task Force).”  Under current practice, there were predominantly two methods used to evaluate whether the nature of the host contract in a hybrid financial instrument is more akin to debt or equity: one considered all the features including the embedded and the other excluded the embedded derivative in the consideration.  This update eliminates the difference in practice by clarify that the evaluation should be based on all the instrument’s features, including the embedded derivative, and that no single term or feature would necessarily determine the economic characteristics and risks of the host contract.  The guidance is effective for fiscal years and interim periods beginning after December 15, 2015 and is applied in a modified retrospective basis to existing hybrid financial instruments issued in the form of a share as of the beginning of our fiscal year 2016.  The Company is in the process of evaluating the impact of this new ASU.

Compensation – Stock Compensation (Topic 718) - In June 2014, the FASB issued ASU No. 2014-12, “Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period (a consensus of the FASB Emerging Issues Task Force).”  The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition.  The guidance is effective prospectively for fiscal years and interim periods beginning after December 15, 2015.  The Company does not expect this ASU to have a material impact on its financial statements.

Revenue from Contracts with Customers (Topic 606) - In May 2014, the FASB issued ASU No. 2014-9, “Revenue from Contracts with Customers (Topic 606),” which (1) removes inconsistencies and weaknesses in revenue requirements, (2) provides a more robust framework for addressing revenue issues, (3) improves comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets, (4) provides more useful information to users of financial statements through improved disclosure requirements and (5) simplifies the preparation of financial statements by reducing the number of requirements to which an entity must refer.  The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  The guidance is effective prospectively for fiscal years and interim periods beginning after December 15, 2016.  The Company is continuing to evaluate the impact of this new ASU.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year’s presentation.